SIXTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT
This Sixth Amendment to Amended and Restated Loan Agreement (this “Amendment”), dated as of July 12, 2017, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).
R E C I T A L S:
A.    The Company, certain of its Subsidiaries, the Lenders and Agent have entered into an Amended and Restated Loan Agreement dated as of October 1, 2014, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 20, 2015, by a Second Amendment to Amended and Restated Loan Agreement dated as of December 18, 2015, by a Third Amendment to Amended and Restated Loan Agreement dated as of February 25, 2016, by a Fourth Amendment to Amended and Restated Loan Agreement dated as of July 27, 2016, and by a Fifth Amendment and Limited Waiver dated as of May 1, 2017 (as so amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.
B.    The Company has requested that the Agent and the Lenders agree to the amendments to the Loan Agreement set forth herein.
C.    The Lenders that are signatories to this Amendment, constituting the Required Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement set forth herein, as more particularly as set forth herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Restrictive Agreements. Section 13.12 of the Loan Agreement is deleted and replaced with the following:
13.12    Restrictive Agreements. Except for Permitted Restrictions and the provisions of this Agreement and the other Loan Documents, each Borrower shall not, and the Company shall not permit any Subsidiary to, (a) enter into or permit to exist any arrangement, contract, or agreement which directly or indirectly prohibits any Loan Party from or imposes any restrictions on creating, assuming or incurring any Lien in favor of the Agent for the benefit of the Lenders upon all or any portion of its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, or (b) enter into or permit to exist any agreement, contract or arrangement restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind to the Company or any other Loan Party, to make loans, advances or other payments of whatsoever nature to the Company or any other Loan Party, to make transfers or distributions of all or any part of its assets to the Company or any other Loan Party, or to borrow money from the Company or any other Loan Party, (c) enter into or permit to exist any agreement, contract or arrangement which directly or indirectly prohibits any Subsidiary from guarantying, or imposes restrictions on the ability of any Subsidiary to guaranty, the Obligations, or (d) enter into or permit to exist any agreement or arrangement which would be violated by the extensions of credit contemplated hereunder or the performance by any Loan Party of its obligations under the Loan Documents.

2.    Condition Precedent. The effectiveness of this Amendment is subject to receipt by Agent of executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders.
3.    Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:
3.1    Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.
3.2    Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

4.    References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.
5.    Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:
5.1    Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.
5.2    Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.
6.    Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.
7.    Recitals. The Recitals are hereby incorporated herein.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.
9.    Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable.

[Signature pages follow]

2

BORROWERS:

LITHIA MOTORS, INC.

By:
Name:
Title:

BAIERL CHEVROLET, INC.
BAIERL AUTOMOTIVE CORPORATION
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CRANBERRY AUTOMOTIVE, INC.
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH ESSEX INC.
DCH FREEHOLD LLC
DCH FREEHOLD-V, LLC
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.
DCH SIMI VALLEY INC.
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LBMP, LLC
LDLC, LLC
LFKF, LLC

SIXTH AMENDMENT

LGPAC, INC.
LITHIA ACDM, INC.
LITHIA BRYAN TEXAS, INC.
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA FBCS, LLC
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MMF, INC.
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BEND #1, LLC

SIXTH AMENDMENT

LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD I, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUGENE, LLC
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC

SIXTH AMENDMENT

LITHIA OF YORKVILLE – 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA VAUDM, INC.
LITHIA VF, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PARAMUS WORLD MOTORS LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
TUSTIN MOTORS INC.

By:
Name:     Christopher S. Holzshu
Title:     Executive Vice President, Chief Human Resources Officer and Secretary

SIXTH AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as
Agent, Lender, Swing Line Lender, and LC Issuer
By:
Name:
Title:

SIXTH AMENDMENT

JPMORGAN CHASE BANK, N.A., as Lender
By:
Name:
Title:

SIXTH AMENDMENT

MERCEDES-BENZ FINANCIAL SERVICES
USA LLC, as Lender
By:
Name:
Title:

SIXTH AMENDMENT

TOYOTA MOTOR CREDIT
CORPORATION, as Lender
By:
Name:
Title:

SIXTH AMENDMENT

BMW FINANCIAL SERVICES NA, LLC, as
Lender
By:
Name:
Title:
By:
Name:
Title:

SIXTH AMENDMENT

BANK OF AMERICA, NA, as Lender
By:
Name:
Title:

SIXTH AMENDMENT

BANK OF THE WEST, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

KEYBANK NATIONAL
ASSOCIATION, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

NISSAN MOTOR ACCEPTANCE
CORPORATION, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

AMERICAN HONDA FINANCE
CORPORATION, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

TD BANK, N.A., as Lender

By:
Name:
Title:

SIXTH AMENDMENT

ALLY BANK, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

SANTANDER BANK, N.A., as Lender

By:
Name:
Title:

SIXTH AMENDMENT

VW CREDIT, INC., as Lender

By:
Name:
Title:

SIXTH AMENDMENT

HYUNDAI CAPITAL AMERICA, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

CAPITAL ONE, N.A., as Lender

By:
Name:
Title:

SIXTH AMENDMENT

BRANCH BANKING & TRUST COMPANY, as Lender

By:
Name:
Title:

SIXTH AMENDMENT

BMO HARRIS BANK, N.A., as Lender

By:
Name:
Title:

SIXTH AMENDMENT

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS
Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment.

797 VALLEY STREET, LLC
BAIERL CHEVROLET, INC.
BAIERL AUTO PARTS, INC.
BAIERL AUTOMOTIVE CORPORATION
BAIERL HOLDING CORPORATION
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CRANBERRY AUTOMOTIVE, INC.
DAH CHONG HONG CA TRADING LLC
DAH CHONG HONG TRADING CORPORATION
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH AUTO GROUP (USA) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA INVESTMENTS LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH DMS, NJ, LLC
DCH ESSEX INC
DCH FINANCIAL NJ, LLC
DCH FREEHOLD - V, LLC
DCH FREEHOLD LLC
DCH HOLDINGS LLC
DCH INVESTMENTS, INC. (NEW JERSEY)
DCH INVESTMENTS, INC. (NEW YORK)
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MANAGEMENT, INC.
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NORTH AMERICA, INC.
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.

SIXTH AMENDMENT

DCH SIMI VALLEY INC.
DCH SUPPORT SERVICES, LLC
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH THOUSAND OAKS-F, INC.
DCH TL HOLDINGS LLC
DCH TL NY HOLDINGS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
FUSE AUTO SALES, LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LAD ADVERTISING, INC.
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA AIRCRAFT, INC.
LITHIA AUCTION & RECON, LLC
LITHIA AUTO SERVICES, INC.
LITHIA AUTOMOTIVE, INC.
LITHIA BA HOLDING, INC.
LITHIA BNM, INC.
LITHIA BRYAN TEXAS, INC.
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA FINANCIAL CORPORATION
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.

SIXTH AMENDMENT

LITHIA HMID, INC.
LITHIA HPI, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MMF, INC.
LITHIA MOTORS SUPPORT SERVICES, INC.
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BELLINGHAM, LLC
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD 1, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUGENE, LLC
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC

SIXTH AMENDMENT

LITHIA OF HONOLULU–F, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MILWAUKIE, INC.
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE - 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA OREGON INVESTMENTS – 1, LLC
LITHIA OREGON INVESTMENTS – 2, LLC
LITHIA REAL ESTATE, INC.
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA VAUDM, INC.

SIXTH AMENDMENT

LITHIA VF, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
LSTAR, LLC
MEDFORD INSURANCE, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PARAMUS WORLD MOTORS LLC
RFA HOLDINGS, LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
SOUTHERN CASCADES FINANCE CORPORATION
TUSTIN MOTORS, INC.
ZELIENOPLE REAL ESTATE, L.L.C.
ZELIENOPLE REAL ESTATE I, L.P.

By:
Name: Christopher S. Holzshu
Title:     Executive Vice President, Chief Human Resources Officer and Secretary

SIXTH AMENDMENT